Supplement dated February 28, 2018, to the following prospectuses, each as previously amended or supplemented:
American Beacon Acadian Emerging Markets Managed Volatility Fund
American Beacon Crescent Short Duration High Income Fund
American Beacon GLG Total Return Fund
American Beacon Global Evolution Frontier Markets Income Fund
American Beacon Grosvenor Long/Short Fund
American Beacon SGA Global Growth Fund
Prospectuses dated May 30, 2017

American Beacon AHL Managed Futures Strategy Fund
American Beacon Bahl & Gaynor Small Cap Growth Fund
American Beacon Bridgeway Large Cap Value Fund
American Beacon Bridgeway Large Cap Growth Fund
American Beacon Ionic Strategic Arbitrage Fund
American Beacon Stephens Mid-Cap Growth Fund
American Beacon Stephens Small Cap Growth Fund
Prospectuses dated April 28, 2017

Effective March 1, 2018, Resolute Investment Distributors, Inc. will become the principal underwriter of the American Beacon Funds, replacing Foreside Fund Services, LLC.  Accordingly, the changes set forth below are effective March 1, 2018:
I.
In the "About Your Investment – A Class  Charges and  Waivers - A Class Shares" section, the last sentence below the table is deleted and replaced with "Resolute Investment Distributors, Inc. (the ''Distributor'') retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses."

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